Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16. Commitments and Contingencies
a)Liquidity
Management is required to assess if the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Company had consolidated net loss from continuing operations of $277.5 million and ($141.9) million of consolidated cash flows from operating activities related to continuing operations during the year ended December 31, 2021. The Company ended the year with a working capital deficit, relating to continuing operations, of $126.6 million. This working capital deficit included approximately $255.3 million related to scheduled maturities and repayments of debt in the next 12 months.

Based on Teekay Tankers' liquidity as at the date these consolidated financial statements were issued, including the liquidity generated from the sale of one tanker in February 2022, the completion of the sale-leaseback of eight vessels in March 2022 and the expected sale of two additional tankers during the second quarter of 2022 (see Note 24), as well as from the expected cash flows from the Company's operations over the following year, Teekay Tankers estimates that it will have sufficient liquidity to meet its minimum liquidity requirements under financial covenants and to continue as a going concern for at least a one-year period following the issuance of these consolidated financial statements.

Based on the Company’s liquidity at the date these consolidated financial statements were issued, the cash proceeds from the sale of the Teekay Gas Business (less amount paid to redeem the 2022 Notes and to repurchase in the tender offer the Convertible Notes) and the liquidity the Company expects to generate from operations over the following year, the Company expects that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.
b)Legal Proceedings and Claims
The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.
During 2021, Teekay Tankers completed the repurchase of eight vessels from one Lessor. In April 2021, Teekay Tankers was served with a claim from the counterparty of the bareboat charters relating to these vessels, for reimbursement of breakage costs in respect of interest rate swaps that were entered into by the counterparty at the time of the original transaction in connection with the counterparty's then-underlying financing. Teekay Tankers filed a defense to this claim in June 2021, rejecting the claim that Teekay Tankers is responsible for paying these breakage cost reimbursements under the terms of the bareboat charters. As of December 31, 2021, the amount of breakage costs being claimed was $7.3 million. No loss provision in respect of this claim has been made by Teekay Tankers based on its assessment of the merits of the claim.
c)Other
The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.